<On COUNTRY Letterhead>


February 28, 2025


Thank you for being a part of the COUNTRY Financial family. We're pleased to provide you with the annual reports for the investment options you have selected under your COUNTRY Investors Life Assurance Company Variable Universal Life Insurance Policy or Variable Annuity. A separate annual report has been provided for each investment option.

Please keep in mind, the performance information included doesn't reflect product charges. If those charges were included, performance would be lower. Each report also includes a website where you can obtain additional information about the investment option, including its financial statements.

As always, remember past performance cannot predict or guarantee future returns.

If you have any questions, please reach out to your COUNTRY Financial representative.

Congratulations on staying committed to your financial future!


Sincerely,



Your COUNTRY Financial team
Bloomington, IL













LCI